SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): November 25, 2003

  Commission  Registrant, State of Incorporation,       IRS Employer
 File Number     Address, and Telephone Number       Identification No.


   2-26720    Louisville Gas and Electric Company        61-0264150
                    (A Kentucky Corporation)
                      220 West Main Street
                         P.O. Box 32010
                     Louisville, Ky. 40232
                         (502) 627-2000

   1-3464          Kentucky Utilities Company            61-0247570
             (A Kentucky and Virginia Corporation)
                       One Quality Street
                 Lexington, Kentucky 40507-1428
                         (859) 255-2100

This combined Form 8-K is separately filed by Louisville Gas and Electric Company and Kentucky Utilities Company. Information contained herein relating to any individual registrant is filed by such registrant on its own behalf and each registrant makes no representation as to information relating to the other registrant.
Item 5. Other Events and Regulation FD Disclosure

On November 25, 2003, Louisville Gas and Electric Company ("LG&E") and Kentucky Utilities Company ("KU") announced their intentions to pursue increases in base rates. LG&E is expected to seek increases of approximately 12 percent ($67 million per year) in electric rates and 6 percent ($20 million per year) in gas rates. KU is expected to seek an increase of approximately 9 percent ($62 million per year) in electric rates. These will be the first requested electric rate increases by LG&E and KU in 13 and 20 years, respectively. Final details will be available in the companies' rate filings currently planned for late December.

The companies' press releases regarding this matter are attached as Exhibits 99.01 and 99.02, respectively, and are incorporated herein by reference.

Statements made in this report that state the companies' or management's intentions, expectations or predictions of the future are forward-looking statements. The companies' actual results could differ materially from those projected in the forward-looking statements, and there can be no assurance that estimates of future results will be achieved. The companies' SEC filings contain additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements.



Item 7.  Final Statements and Exhibits

(a)  None

(b)  None.

(c)  Exhibits

     99.01     LG&E Press Release dated November 25, 2003

     99.02     KU Press Release dated November 25, 2003.






                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Louisville Gas and Electric Company

Dated:   November 25, 2003         By:     /s/ John R. McCall
                                      John R. McCall
                                      Executive Vice President, General
                                      Counsel and Corporate Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Kentucky Utilities Company

Dated:   November 25, 2003         By:      /s/ John R. McCall
                                      John R. McCall
                                      Executive Vice President, General
                                      Counsel and Corporate Secretary





                               EXHIBIT INDEX

                    Louisville Gas and Electric Company
                        Kentucky Utilities Company

                        Current Report on Form 8-K
                          Dated November 25, 2003


                                 Exhibits

Exhibit         Applicable to
Number          LG&E      KU       Description

99.01             x                Press Release dated November 25, 2003

99.02                      x       Press Release dated November 25, 2003